UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2021, the Board of Directors (“Board”) of Owens Corning (the “Company”) expanded its number of directors on the Board by one and elected Paul E. Martin as a director of the Company, both effective on February 3, 2021 (the “Effective Date”). Mr. Martin will join the Audit and Finance Committees of the Board as of the Effective Date.

Mr. Martin served as Senior Vice President and Chief Information Officer for Baxter International Inc., a multinational healthcare company, from 2011 until his retirement in 2020. From 1999 to 2011, he held several senior management positions at Rexam plc (Rexam), a consumer packaging manufacturing company based in the U.K., including Chief Information Officer. Prior to that, Mr. Martin held information technology leadership positions at CIT Group Inc., BNSF Railway Company and Frito-Lay, Inc. Prior to his career at Rexam, Mr. Martin held information technology leadership positions at the CIT Group Inc., BNSF Railway Company and Frito-Lay, Inc.

Since 2017, Mr. Martin has served on the Board of Directors of Unisys Corporation and is currently a member of its Audit and Finance Committee as well as the chair of its Security and Risk Committee. Last month, he joined the Board of Directors of Ping Identity Holding Corp., a global provider of intelligent identity management software solutions, and is currently a member of its Audit Committee.

There is no arrangement or understanding between Mr. Martin and any other person pursuant to which Mr. Martin was selected as a director. For his service as a non-employee member of the Board, beginning as of the Effective Date, Mr. Martin will participate in the standard director compensation arrangements currently in effect for non-management directors, consistent with the Owens Corning Non-Employee Director Compensation Program disclosed annually in the Company’s Proxy Statement. There are no related person transactions involving Mr. Martin that are reportable under Item 404(a) of Regulation S-K.

On February 3, 2021, J. Brian Ferguson and Ralph F. Hake, both directors of the Company, advised the Board they will retire from the Board upon expiration of their terms of service at Owens Corning’s 2021 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

February 5, 2021	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Senior Vice President and Chief Financial Officer